As Filed with the Securities and Exchange Commission on June 29, 2012

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2012

MONSANTO COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard

St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the closing of an offer to certain participants in the Savings and Investment Plan (the “Plan”) of Monsanto Company (the “Company”) to allow them to rescind certain acquisitions of Company stock in the Plan that occurred between May 1, 2011 and June 22, 2012 (the “Rescission Offer”), all transactions out of the Monsanto (Employee) Stock Fund or Monsanto (Employer) Stock Fund (collectively, the “Monsanto Stock Funds”) in the Plan will be temporarily suspended during the Blackout Period (as defined below). In order to process the Rescission Offer, the trustee of the Plan must temporarily suspend (the “Blackout”) all transactions out of Monsanto Stock Funds during the Blackout Period. The Blackout will begin at 12:00 A.M., U.S. Central time, on July 30, 2012, and will end during the calendar week of July 30, 2012 (the “Blackout Period”) on the date that the proceeds for the Rescission Offer are credited to the Plan accounts of such participants (which is anticipated to be within a period of up to three to five business days following the Expiration Date of the Rescission Offer). The Blackout Period is expected to last up to three to five business days.

In connection with the Blackout, on June 29, 2012, the Company sent a notice (the “Notice”) to its directors and executive officers informing them of the Blackout Period, during which they will be restricted from, directly or indirectly, purchasing, acquiring, exercising, selling or otherwise transferring certain equity securities of the Company, subject to certain limited exceptions. The class of equity securities subject to the Blackout is the Company’s common stock.

The name, address, and telephone number of the person designated by the Company to respond to inquiries about the Blackout are Monsanto Company, 800 North Lindbergh Boulevard, St. Louis, Missouri, 63167, Attention: Corporate Secretary, (314) 694-1000. During the Blackout Period and for a period of two years after the Blackout Period has ended, security holders of the Company or other interested persons may obtain, without charge, the actual ending date of the Blackout Period upon written request to such contact.

The reason for the Notice is that Section 306(a) of the Sarbanes-Oxley Act and Regulation BTR promulgated by the Securities and Exchange Commission generally impose restrictions on trading in issuer shares by directors and executive officers in the event that 50% or more of an issuer’s plan participants are so restricted with respect to the shares in their plan accounts.

A copy of the Notice is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are filed as exhibits to this report:

Exhibit 99 Notice of Blackout Period

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2012

MONSANTO COMPANY

By:	/s/ Jennifer L. Woods
Name:	Jennifer L. Woods
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	Notice of Blackout Period

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